        The Universal Institutional Funds, Inc. Equity & Income Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2006 - June 30, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Amgen  2/14/    -     $100.0 $2,500,  10,900    0.04%  0.26%   Citigr  Merril
 Inc.     06             0    000,000                            oup,      l
                                                                JPMorg   Lynch
                                                                  an
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 Bear
                                                                Stearn
                                                                s & Co
                                                                Inc.,
                                                                Credit
                                                                Suisse

                                                                Deutsc
                                                                  he
Harrah  6/2/0    -     $99.14 $750,00  105,00    0.01%  0.12%    Bank   Deutsc
  's      6                    0,000      0                     Securi    he
Operat                                                          ties,    Bank
  ing                                                           JPMorg
 6.50                                                            an,
6/1/20                                                          Wells
  16                                                            Fargo
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Commer
                                                                zbank
                                                                Corpor
                                                                ates &
                                                                Market
                                                                  s,
                                                                Citigr
                                                                 oup,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                Americ
                                                                  a
                                                                Inc.,
                                                                Scotia
                                                                Capita
                                                                l, BNP
                                                                PARIBA
                                                                  S,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.

                                                                Merril
 Level                                                            l
   3    6/7/0    -     $100.0 $300,00  198,00    0.07%  0.04%   Lynch   Merril
Commun    6              0     0,000      0                     & Co.,     l
icatio                                                          Credit   Lynch
ns Inc                                                          Suisse
 Note                                                             ,
 3.50%                                                          Morgan
6/15/2                                                          Stanle
  012                                                             y,
                                                                Citigr
                                                                 oup,
                                                                JPMorg
                                                                  an
                                                                Citigr
                                                                 oup,
Symant  6/13/    -     $99.50 $1,000,  1,313,    0.13%  0.28%   Morgan  Citigr
  ec      06                  000,000    000                    Stanle    oup
 Corp                                                             y,
                                                                 UBS,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                Citigr
                                                                 oup,
Symant  6/13/    -     $99.25 $1,000,  656,00    0.07%  0.14%   Morgan  Citigr
  ec      06                  000,000     0                     Stanle    oup
 Corp                                                             y,
  CVT                                                            UBS,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties